                                                                   EXHIBIT 10.25


                                   EXHIBIT C
                                   ---------


THIS WARRANT AND THE OTHER SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.


COMMON STOCK PURCHASE WARRANT

Warrant No. N-1 [_] Number of Shares Set Forth on Schedule A Hereto [_] [_]


AUDIBLE, INC.


     1. Issuance. This Warrant is issued to National Public Radio, Inc. ("NPR") by Audible, Inc., a Delaware corporation (hereinafter with its successors called the "Company").

     2. Purchase Price; Number of Shares. Subject to the terms and conditions hereinafter set forth, the registered holder of this Warrant (the "Holder"), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the office of the Company or such other office as the Company shall notify the Holder in writing, to purchase from the Company at the price per share (the "Purchase Price") set forth on Schedule A hereto such number of fully paid and nonassessable shares of the Company's Common Stock, $0.01 par value (the "Common Stock") as is set forth on Schedule A hereto (the "Warrant Shares"). This Warrant is fully vested.

     3.  Payment of Purchase Price; Cashless Exercise.

     (a) The Purchase Price may be paid in cash, by check or wire transfer in immediately available funds, or as provided in 3(b) below.

     (b) At any time during the term of this Warrant, the Holder may also elect to exercise this Warrant (the "Conversion Right") with respect to a particular number of Warrant Shares (the "Converted Warrant Shares"), and the Company shall deliver to the Holder (without payment by the Holder of the Purchase Price in cash or any other consideration (other than the surrender of rights to receive Warrant Shares hereunder)) that number of shares of Common Stock equal to the quotient obtained by dividing: (x) the difference between (i) the product of
(A) the Current Market Price of a share of Common Stock multiplied by (B) the number of Converted Warrant

Shares and (ii) the product of (A) the Exercise Price multiplied by (B) the number of the Converted Warrant Shares, in each case as of the Conversion Date (as defined in Section 3(c) below)), by (y) the Current Market Price of a share of Common Stock on the Conversion Date. No fractional Warrant Shares shall be issuable upon exercise of the Conversion Right, and if the number of Warrant Shares to be issued determined in accordance with the following formula is other than a whole number, the Company shall pay to the Holder of this Warrant an amount in cash equal to the Current Market Price of the resulting fractional Warrant Share on the Conversion Date.

     (c) The Conversion Right may be exercised by the Holder by the surrender of this Warrant as provided in Section 3(b), together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the number of Converted Warrant Shares which are covered by the exercise of the Warrant. Such conversion shall be effective upon receipt by the Corporation of this Warrant, together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). The Corporation shall issue to the Holder as of the Conversion Date a certificate for the Warrant Shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant of like tenor evidencing the balance of the Warrant Shares remaining subject to this Warrant.

     (d) The term "Current Market Price" for the Common Stock as of a specified date shall mean: (i) if the Common Stock is publicly traded on such date, the average closing price per share over the preceding 10 trading days as reported on the principal stock exchange or quotation system on which the Common Stock is listed or quoted; or (ii) if the Common Stock is not publicly traded on such date, the Board of Directors of the Company shall determine Current Market Price in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment backing firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

     4. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

     5. Issuance Date. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

     6. Expiration Date. This Warrant shall expire at the close of business on May 20, 2003, and shall be void thereafter.

     7.  Reserved Shares; Valid Issuance; Restricted Stock.

     (a) The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

     (b) The Warrant Shares are "restricted securities" as defined in Rule 144 of the Securities Act ("Rule 144"). The Warrant Shares issued upon exercise or conversion of this Warrant have not been registered under the Securities Act of 1933 (the "Securities Act), as amended, or any applicable state securities laws. The Warrant Shares may not be sold or transferred unless such sale or transfer is in accordance with the registration requirements of the Securities Act and applicable laws or some other exemption from the registration requirements of the Securities Act and applicable laws - including a sale under Securities Act Rule 144 - is available with respect thereto.

     8. Adjustment of Number of Shares; Exercise Price; Nature of Securities Issuable Upon Exercise of Warrants.

     (a) Exercise Price; Adjustment of Number of Shares. The Exercise Price set forth in Schedule A hereto and the number of shares purchasable hereunder shall be subject to adjustment from time to time as hereinafter provided.

     (b) Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another entity, or the sale of all or substantially all of the Company's assets to another person or entity (collectively referred to as a "Transaction") shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, as a condition of such Transaction, reasonable, lawful and adequate provisions shall be made whereby the Holder of this Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, upon exercise of this Warrant and in lieu of the Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such number, amount and like kind of shares of stock, securities, cash or assets as may be issued or payable pursuant to the terms of the Transaction with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby as if such shares were outstanding immediately prior to the Transaction, and in any such case appropriate provision shall be made with respect to the rights and interest of the holders to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Warrant Shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be practicable, in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof.

     (c) Stock Splits, Stock Dividends and Reverse Stock Splits. If at any time after the date hereof, the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, or shall declare and pay any stock dividend with respect to its outstanding stock that has the effect of increasing the number of outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or stock dividend shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision or stock dividend shall be proportionately increased, and conversely, in case at any time after the date hereof, the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

     (d) Dissolution, Liquidation or Wind-Up. In case the Company shall, at any time prior to the exercise of this Warrant, dissolve, liquidate or wind up its affairs, the Holder hereof shall be entitled, upon the exercise of this Warrant, to receive, in lieu of the Warrant Shares which the Holder would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to such Holder upon any such dissolution, liquidation or winding up with respect to such Warrant Shares, had such holder hereof been the holder of record of the Warrant Shares receivable upon the exercise of this Warrant on the record date for the determination of those persons entitled to receive any such liquidating distribution.

     (c) Accountant's Certificate. In each case of an adjustment in the Exercise Price, number of Warrant Shares or other stock, securities or property receivable upon the exercise of this Warrant, the Company shall compute, and upon the Holder's request shall at the Company's expense cause independent public accountants of recognized standing selected by the Company and reasonably acceptable to the Holder to certify such computation, such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (i) the number of shares of Common Stock of each class outstanding or deemed to be outstanding, (ii) the adjusted Exercise Price and (iii) the number of Warrant Shares issuable upon exercise of this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder hereof. In the event that the Holder disputes such adjustment, the Holder shall be entitled to select an additional firm of independent certified public accountants of national standing and paid for by the Holder to certify such adjustment and the Company and the Holder shall use their good faith best efforts to agree on such adjustment based on the reports of the two accounting firms. In the event that the Company and the Holder are still unable to reach agreement as to such adjustment, the Company and the Holder agree to submit such determination to binding arbitration. Upon determination of such adjustment, the Board of Directors shall forthwith make the adjustments described therein.

     9. Fractional Shares. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant. 1f upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 9, be entitled to receive a fractional share of

Common Stock, then the Company shall issue the next higher number of full shares of Common Stock, issuing a full share with respect to such fractional share.

     10.  Notices of Record Date, Etc.  In the event of:

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

          (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

          12. Rule 144 Requirements. After the closing of the Company's initial public offering of shares of its Common Stock pursuant to an effective registration statement, and with a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may be promulgated at any time to permit the Holder to sell securities of the Company to the public without registration ("Rule l44"), the Company shall

                (a) comply with the requirements of Rule 144(c) under the
                    Securities Act with respect to current public information about the Company;

                (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                (c) furnish to the Holder so long as the Holder owns this
                    Warrant, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act, and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements),
                    (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holder to sell such securities without registration.

          13. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the Holder of this Warrant.

          14. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of New Jersey.

          15. Successors and Assigns. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

          16. Business Days. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

Original Issue Date:  October 8, 1999         AUDIBLE, INC.

         By:  /s/ Andrew J. Huffman
              ---------------------
               Andrew J. Huffman
         Title:  President

SCHEDULE A

     The Holder shall be entitled to exercise this Warrant for shares of Common Stock as follows:

(i) In the event of the closing of the Company's initial public offering of shares of its Common Stock pursuant to an effective registration statement (the "IPO") within six months of the date hereof, the Holder shall be entitled to purchase ten thousand (10,000) shares of Common Stock at a "Purchase Price" equal to 85% of the Company's initial per share "price to the public" in the IPO as set forth on the cover page of the final prospectus for the IPO.

(ii) In the event that the Company has not closed an IPO prior to six months of the date hereof, the Holder shall be entitled to purchase ten thousand (10,000) shares of Common Stock at a "Purchase Price" of $5.00 per share.

Subscription


To: ____________________________  Date: ______________________


     The undersigned hereby subscribes for ___________ shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:



     ___________________________
     Signature


     ___________________________
     Name for Registration


     ___________________________
     Mailing Address

Assignment


     For value received ______________________________ hereby sells,

assigns and transfers unto _______________________________________

_________________________________________________________________
  Please print or typewrite name and address of Assignee

_________________________________________________________________

the within Warrant, and does hereby irrevocably constitute and appoint _________________ its attorney to transfer the within Warrant on the books of the within named company with full power of substitution on the premises.


Dated:_____________________

      _________________________

In the Presence of:


__________________________